THE PRUDENTIAL SERIES FUND
Natural Resources Portfolio

Supplement dated August 29, 2014
to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective on or about September 2, 2014, David A. Kiefer, CFA will no longer serve as a portfolio manager for the Portfolio. All information pertaining to Mr. Kiefer is hereby removed. John “Jay” Saunders and Neil P. Brown, CFA will continue to serve as portfolio managers for the Portfolio.

12SUMSUP1